John Iannone Senior Vice President, Investor & Public Relations 304-905-7021 Investor Presentation (Q1 2021) (WSBC financials as of the three months ended 31 December 2020)

Forward-Looking Statements and Non-GAAP Financial Measures 1 Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2019 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31, June 30, and September 30, 2020, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A and under “Risk Factors” in Part II, Item 1A of WesBanco’s March 31, June 30, and September 30, 2020 Quarterly Reports on Form 10-Q. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions including the effects of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

2 Evolving Regional Financial Services Institution Strong market presence across legacy and major metropolitan markets Balanced loan and deposit distribution across diverse regional footprint Diversified revenue generation engines supported by unique long-term advantages Well-executed long-term growth strategies Note: loan and deposit data as of 12/31/2020 (loan distribution excludes SBA PPP loans which were internally recorded in WV); location data as of 2/8/2021; market share based on 2020 deposit rankings (exclusions: Pittsburgh MSA – BNY Mellon; state of OH – National Consumer Cooperative Bank) (source: S&P Global Market Intelligence) Broad and Balanced Market Distribution Strong Market Presence in Major Markets Wheeling Pittsburgh Columbus Dayton Cincinnati Louisville Frankfort Lexington Fort Knox Huntington Charleston Morgantown Washington D.C. Baltimore Lexington Park Indianapolis #9 in MD #16 in OH #11 in KY #3 in WV #11 Pgh MSA

3 Investment Rationale Balanced loan and deposit distribution across footprint Diversified earnings streams built for long-term success, led by century-old, $5.0B trust and wealth management business Strong presence in economically diverse, major markets supported by positive demographic trends Robust legacy deposit base provides pricing advantage Balanced and Diversified with Unique Long-Term Advantages Distinct and Well-Executed Long-Term Growth Strategies Legacy of Credit Quality, Risk Management, and Shareholder Focus Emphasis on digital capabilities and customer service to ensure relationship value that meets customer needs efficiently and effectively Established lending and wealth management teams Focus on positive operating leverage built upon a culture of expense management, enhanced by consolidated back-office functions in lower cost markets Well-capitalized with solid liquidity and strong credit quality and regulatory compliance Seven consecutive “outstanding” CRA ratings since 2003 Critical, long-term focus on shareholder return through earnings growth and effective capital management Note: trust assets under management as of 12/31/2020

Strategies for Long-Term Success

5 Long-Term Growth Strategies Focus on Delivering Positive Operating Leverage Strong Legacy of Credit Quality, Risk Management, and Compliance Diversified Loan Portfolio with C&I and Home Lending Focus Long History of Strong Wealth Management Capabilities Digital Banking Service Strategies & Core Deposit Advantage Franchise-Enhancing Expansion within Contiguous Markets

6 Diversified Loan Portfolio Focus on strategic diversification, growth, and credit quality Balance disciplined loan origination with prudent lending standards Focus on C&I and home equity lending Key offerings include treasury management, foreign exchange, cyber security, and lockbox services Strong residential mortgage program Average loans to average deposits ratio of 89.6% provides opportunity for continued loan growth Low cost of deposits provides a competitive advantage in the typical higher cost Mid-Atlantic market Manageable lending exposures De-emphasized consumer and several CRE categories in recent years $10.8 Billion Loan Portfolio Note: loan and deposit data as of quarter ending 12/31/2020; CAGR based on 12/31/2015 and excludes SBA PPP loans; “Resi R/E Production” represents residential R/E mortgages kept on the balance sheet plus those originations sold into the secondary market (i.e., ~$825MM during 2020); organic CAGR excludes loans acquired from Old Line Bancshares (11/22/19), Farmers Capital Bank Corporation (8/20/2018), First Sentry Bancshares (4/5/2018), and Your Community Bankshares (9/9/2016) Five-Year CAGR

Private Banking $930MM in private banking loans and deposits 3,250+ relationships Growth opportunities from shale-related private wealth management Expansion opportunities in KY, IN, and Mid-Atlantic 7 Strong Wealth Management Capabilities Note: assets, loans, deposits, and clients as of 12/31/2020; chart financials as of 12/31 unless otherwise stated Private Banking Loans and Deposits (as of 12/31) ($MM) Trust & Investments $5.0B of trust and mutual fund assets under management 6,000+ relationships Growth opportunities from shale-related private wealth management Expansion opportunities in KY, IN, and the Mid-Atlantic WesMark Funds – six proprietary funds across equities, bonds, and tactical assets Securities Brokerage Securities investment sales Licensed banker program Investment advisory services Regional player/coach program Expand external business development opportunities Expansion opportunities in KY, IN, and Mid-Atlantic CAGR 38% Insurance Personal, commercial, title, health, and life Expand title business in all markets Applied quotation software utilization (personal) Third-party administrator (TPA) services for small business healthcare plans CAGR 4% $890

Digital banking utilization ~72% of retail customers utilize online digital banking services 4 million web and mobile logins per month Mobile 50% of total, with an average of 17 monthly logins per customer Mobile wallet & mobile deposits increased 70% & 55% YoY, respectively Zelle® to be utilized as a payment service beginning 2H2021 Digital acquisition ~47% of residential mortgage applications submitted via online portal ~270 deposit accounts opened per month WesBanco Insurance Services launched white-label insurance capabilities with a web-based term-life insurance platform, and a fully-integrated digital property & casualty insurance for consumers and small businesses Core upgrade in 2021 Omni-channel presence – real-time account activity across all channels Improved customer service through reduced manual activities More efficient processing cost structure Cloud-based architecture utilization Early adoption to leverage modernized data and application platforms, combined with significant expense and performance benefits Actively harnessing advanced artificial intelligence (AI) and robotic process automation (RPA) technologies to automate business processes Digital Platforms Drive Engagement & Efficiency 8 Note: digital statistics as of 4Q2020; online residential mortgage applications and deposit account opening capabilities launched July 2019; WesBanco Insurance Services online term-life and P&C insurance capabilities launched November 2020 and January 2021, respectively

9 Benefits of Core Deposit Funding Advantage Robust legacy deposit base, enhanced by shale energy-related royalties, provides funding advantage in Mid-Atlantic market Reflecting the significantly lower interest rate environment, aggressively reduced deposit rates throughout 2020 During the last five years: Total deposits (excluding CDs) have grown organically at a 9% CAGR Total demand deposits have grown organically at a 13% CAGR to represent ~55% of total deposits Note: text reflects period-end data and pie charts reflect quarterly averages; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of most recent period) from S&P Global Market Intelligence (as of 2/8/2021) and represent simple averages Avg Deposits as of 12/31/2020 Funding Cost Interest-Bearing = 0.23% Total Deposits = 0.16% [Peer Average Total Deposit Cost = 0.26%] Avg Deposits as of 12/31/2019 Funding Cost Interest-Bearing = 0.63% Total Deposits = 0.45% [Peer Average Total Deposit Cost = 0.73%] Avg Deposits as of 12/31/2015 Funding Cost Interest-Bearing = 0.31% Total Deposits = 0.24% [Peer Average Total Deposit Cost = 0.26%] Total DD 40% Total DD 52% Total DD 55%

10 Franchise Expansion Targeted acquisitions in existing markets and new higher-growth metro areas Long-term focus on appropriate capital management to enhance shareholder value Strong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly Diligent efforts to maintain a community bank-oriented, value-based approach to our markets History of successful acquisitions that have improved earnings Contiguous Markets Radius Franchise-Enhancing Acquisitions OLBK: announced Jul-19; closed Nov-19 FFKT: announced Apr-18; closed Aug-18 FTSB: announced Nov-17; closed Apr-18 YCB: announced May-16; closed Sep-16 ESB: announced Oct-14; closed Feb-15 FSBI: announced Jul-12; closed Nov-12 AmTrust: announced Jan-09; closed Mar-09 OAKF: announced Jul-07; closed Nov-07 Note: AmTrust was an acquisition of five branches YCB FFKT FTSB OAKF ESB & FSBI OLBK AmTrust branches

11 Focus on Positive Operating Leverage Disciplined growth, balanced by a fundamental focus on expense management and supported by franchise-enhancing acquisitions, in order to deliver positive operating leverage and enhance shareholder value Note: financial data as of 12/31; current year-to-date (YTD) data as of 12/31/2020; balance sheet data as of period ends; Efficiency Ratio presented on a fully taxable-equivalent (FTE) and annualized basis; please see the reconciliations in the appendix

Strong legacy of credit and risk management and regulatory compliance Based upon conservative underwriting standards and approval processes supported by centralized back-office and loan funding functions Mature enterprise risk management program headed by Chief Risk Officer addressing key risks in all business lines and functional areas Enhanced compliance and risk management system and testing platform Strong and scalable BSA/AML function Examined by CFPB for consumer compliance supervision Seven consecutive “outstanding” CRA ratings since 2003 Strong and improving regulatory capital ratios significantly above regulatory requirements, and high tangible common equity (TCE) levels Strong Risk Management and Capital Position 12 Tier 1 Risk-Based Capital Ratio Tier 1 Leverage Capital Ratio Note: capital ratios enhanced by August 2020 issuance of $150MM of preferred stock; effective 4Q2019, as required by the Dodd- Frank Act for financial institutions with total assets >$15B, Tier 1 Capital Ratios negatively impacted by the movement of ~$130MM of TruPS from Tier 1 to Tier 2 risk-based capital; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Global Market Intelligence (as of 2/8/2021) and represent simple averages memo Well-Capitalized 8.0% Required 6.0% memo Well-Capitalized 5.0% Required 4.0%

13 Recent Successes and Accolades Named to Newsweek magazine's inaugural ranking of America's Best Banks, recognizing those banks that best serve their customers needs, as well as being named the Best Big Bank in the state of West Virginia The Central Ohio market of WesBanco Bank was awarded a “Top Workplaces” honor by Columbus C.E.O. magazine for the fifth consecutive year The Western Pennsylvania market of WesBanco Bank was awarded a “Top Workplaces” honor by The Pittsburgh Post Gazette for the third consecutive year WesBanco Bank received the America Saves Designation of Savings Excellence for Banks, a designation from America Saves Bauer Financial again awarded WesBanco their highest rating as a “five-star” bank The FDIC awarded WesBanco Bank it’s 7th consecutive composite “Outstanding” rating for its most recent CRA performance Based 100% on customer satisfaction and consumer feedback, WesBanco Bank was again named to the second-annual Forbes list of the World’s Best Banks For the 11th time since the list’s inception in 2010, WesBanco Bank was named to the Forbes list of the Best Banks in America – coming in as the 12th best bank Kroll Bond Rating Agency assigned senior unsecured debt ratings of BBB+ to WesBanco, Inc. and A- to WesBanco Bank, Inc. Note: Kroll Bond Rating Agency rating report issued 8/4/2020

Financial Overview

Q4 2020 Financial and Operational Highlights 15 Note: financial and operational highlights during the quarter ended December 31, 2020; loan growth includes approximately $726.3 million of loans funded through the Small Business Administration’s Paycheck Protection Program (“SBA PPP”), as established by the CARES Act; Old Line Bancshares, Inc. (“OLBK”) financial results included in WSBC results since merger consummation date of 11/22/2019 (1) Non-GAAP measure – please see reconciliation in appendix WesBanco is well-capitalized with solid liquidity and a strong balance sheet Total risk-based capital ratio 17.57% Strong growth in pre-tax, pre-provision income Positive growth in both loans and deposits Mortgage banking income increased due to a high volume of originations Continued emphasis on expense management Financial center optimization strategy completed Key credit quality metrics remained at low levels and favorable to peer bank averages Trust assets under management totaled a record $5.0 billion Pre-Tax, Pre-Provision Income(1) $64.8 million, +14.2% YoY Net Income Available to Common Shareholders and Diluted EPS(1) $50.6 million; $0.76/diluted share Efficiency Ratio(1) 57.06% Mortgage Banking Income $5.4 million, +84.0% YoY Loan Growth +5.1% YoY Deposit Growth (x-CDs) +20.8% YoY

Q4 2020 Total Portfolio Loans ($MM) 16 ~6,850 SBA PPP loans from the first rounds totaling ~$726MM remaining (as of 12/31/2020) (recorded in C&I loan category) Q4 residential real estate loan levels were impacted by retaining a smaller percentage of the $351 million of Q4 mortgage origination dollar volume (~50% refi) on the balance sheet Sales to the secondary market increased significantly to ~65% (vs. 40-50% historically) Q4 consumer loans declined 17.6% YoY reflecting payoffs driven by utilization of residential mortgage refinancing and higher personal savings

Q4 2020 Net Interest Margin (NIM) 17 NIM negatively impacted by the low interest rate environment and flattening of the yield curve The Federal Reserve Board’s target federal funds rate was reduced 225bp from July 2019 through March 2020 Aggressively reduced deposit rates throughout 2020, which helped to lower deposit funding costs Average FHLB borrowings of $0.5B, with remaining average life of less than one year, down $0.9B year-over-year Funding of SBA PPP loans benefited NIM by a net 2bp Note: OLBK financial results included in WSBC results since merger consummation date of 11/22/2019; commercial loan portfolio index mix excludes SBA PPP loans

Q4 2020 Non-Interest Income 18 Mortgage banking fees increased due to a 75% year-over-year increase in 1-to-4 family residential mortgage origination dollar volume, and the associated sale of ~65% of those originations into the secondary market (40-50% historically) Service charges on deposits were lower year-over-year due to higher consumer deposits associated with CARES Act stimulus and lower general consumer spending, resulting in fewer eligible account fees Trust fees increased both year-over-year and sequentially due to higher levels of assets under management due to both market appreciation and organic growth Note: OREO = other real estate owned; OLBK financial results included in WSBC results since merger consummation date of 11/22/2019

Q4 2020 Non-Interest Expense 19 Total operating expenses remained well-controlled through company-wide efforts Efficiency ratio improved 123bp year-over-year to 57.06% Total non-interest expense increased year-over-year due to the additional staffing and financial center locations from the OLBK acquisition Salaries and wages also reflect mid-year annual salary increases FDIC insurance expense reflects higher assessment rate associated with our larger asset level; plus, the recording of a $0.7MM assessment credit in the prior year period Q4 restructuring charges from financial center optimization plan totaled $0.3MM, and merger-related charges totaled $0.2MM Note: OLBK financial results included in WSBC results since merger consummation date of 11/22/2019

20 Comparable Operating Metrics Disciplined execution upon growth strategies providing strong performance compared to all U.S. banks with total assets from $10B to 25B (note: 2020 comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank) Note: financial data as of 12/31 YTD; current YTD data as of 12/31/2020; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Global Market Intelligence (as of 2/8/2021) and represent simple averages (ROATE & ROAA are S&P calculations; Efficiency & NIM are company-reported); Efficiency & NIM presented on a fully taxable-equivalent (FTE) and annualized basis; please see the reconciliations in the appendix Efficiency Ratio Return on Average Assets Return on Average Tangible Equity Net Interest Margin

Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Favorable asset quality measures compared to all U.S. banks with total assets from $10B to 25B (note: 2020 ACL comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank) Solid Legacy of Credit Quality 21 Note: financial data as of quarter ending 12/31; current year data as of 12/31/2020; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Global Market Intelligence (as of 2/8/2021) and represent simple averages

Returning Value to Shareholders Focus on appropriate capital allocation to provide financial flexibility while continuing to enhance shareholder value through earnings growth and effective capital management Capital management strategy: dividends, share repurchases, acquisitions Q4 2020 dividend yield 4.1%, compared to 2.7% for bank group Share repurchase program has a remaining authorization of 1.7 million shares 22 Note: dividend through November 2020 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding merger-related costs and including impact from adoption of the new Current Expected Credit Losses (“CECL”) accounting standard; WSBC dividend yield based upon 2/8/2020 closing stock price of $31.34; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of most recent period) from S&P Global Market Intelligence (as of 2/8/2020) and represent simple averages Tangible Book Value per Share ($) Quarterly Dividend per Share ($) +129% +80%

Appendix

Q4 2020 Key Metrics 24 Note: PTPP = pre-tax, pre-provision; OLBK financial results included in WSBC results since merger consummation date of 11/22/2019 Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses

The increase in the allowance was related to the COVID-19 related adjustments and changes in prepayment assumptions and the loan portfolio partially offset by improvement in the macroeconomic forecast Allowance coverage ratio of 1.72%, or, excluding SBA PPP loans, 1.85% Excludes fair market value adjustments on previously acquired loans representing 0.37% of total portfolio loans Q4 2020 Current Expected Credit Loss (CECL) 25 Note: ACL at 12/31/2020 excludes off-balance sheet credit exposures of $9.5 million; on January 1, 2020, WSBC adopted the CECL accounting standard (prior to this date, the allowance for credit losses was calculated under the incurred method)

26 Customer Support Efforts During the Pandemic Note: deferral data reflects loan deferrals accepted and closed by customers for each time period; the majority of hospitality loan-to-values are pre-pandemic Pandemic-related loan deferral balances down ~90% from May 2020 peak All retail deferrals targeted to run-off by 3/31/2021 Non-hospitality commercial deferrals targeted to run-off by 4/30/2021 The hospitality portfolio has been fully reviewed, and associated loan deferrals are CARES Act qualified Hospitality loan deferrals represent ~20% of total hospitality loans outstanding Majority of hospitality deferrals could remain throughout 2021, however, if certain triggers are met, loans could come off deferral earlier Average loan-to-value ~67% The Economic Aid Act added second draw SBA PPP loans to provide additional assistance to borrowers who previously received a loan, including hotels which will be eligible for a forgivable loan up to three and one half times their average monthly payroll

Reconciliation: Efficiency Ratio & Operating Leverage 27 Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009

Reconciliation: Pre-Tax, Pre-Provision Income (PTPP) and Ratios 28 Note: Old Line Bancshares merger closed November 2019

Reconciliation: Net Income, EPS & Tangible Book Value per Share 29 Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019

30 Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016 Reconciliation: Return on Average Assets

31 (1) amortization of intangibles tax effected at 21% for 2018 forward, and 35% for all prior periods Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016 Reconciliation: Return on Average Tangible Equity